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                                                                    EXHIBIT 10.1


                       TRUSTED INFORMATION SYSTEMS, INC.

                      EMPLOYEE CLASS B STOCK PURCHASE PLAN
                            AS AMENDED AND RESTATED

           (INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS)


                 The Employee Class B Stock Purchase Plan (the "Plan") was initially adopted by the Board of Directors of Trusted Information Systems, Inc. (the "Company") and approved at a special meeting of the Company's shareholders on September 12, 1986. The Plan was revised on March 9, 1988 and July 13, 1994. This document is an amendment and restatement of the Plan, which was adopted by the Board of Directors on March 8, 1996, 1996, and approved by the shareholders of the Company on March 8, 1996, to be effective March 8, 1996.


                 1.       PURPOSE

                 The Plan provides an incentive and an encouragement for stock ownership by employees of the Company and its Subsidiaries, as defined below. The Plan is a means of inducing employees to remain associated with the Company, encouraging employees to promote the best interests of the Company by offering them a greater stake in success of the Company and enabling the Company to compete effectively for the services of new personnel to assist in the Company's expanding operations and continued development.

                 2.       ADMINISTRATION

                 The Plan shall be administered by the Board of Directors of the Company or any committee of the Board of Directors appointed by the Board of Directors to administer the Plan (the "Administrator"). The Administrator shall have the absolute authority, subject to the terms of the Plan, to determine the times at which options are granted, the types of options to be granted, the number of Shares to be covered by each option, the exercise price of each option, and the terms and other conditions for the exercise of each option.

                 The Administrator shall have absolute authority to interpret the provisions of the Plan, to prescribe or rescind rules for its interpretation and administration, and to prescribe or amend the terms of any option agreements adopted under the Plan. Any determination by the Administrator regarding the Plan or any option agreement under the Plan shall be final. No member of the Administrator shall be liable for any action or determination made in good faith under the Plan, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Company's charter or by-laws and under the Company's directors and officers liability insurance coverage.
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                 3.       ELIGIBILITY

                 Those employees eligible to participate in the Plan shall be selected from time to time by the Administrator from employees of the Company or any Subsidiary. A "Subsidiary" is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 4.       STOCK

                 The stock subject to the options to be granted under the Plan shall be authorized but unissued Class B Non-Voting Common Stock of the Company (referred to as "Class B Common Stock" or "Shares"). Subject to adjustment as provided in paragraph 7, the total number of Shares which may be issued pursuant to stock options granted under the Plan shall not exceed 250,000 Shares (which total shall include Shares issued pursuant to options granted prior to the amendment and restatement of the Plan as provided herein).

                 If any outstanding stock option under the Plan expires or is terminated for any reason before the end of the term of the Plan, the Shares covered by the expired option may be used to grant new options under the Plan.

                 5.       AWARD OF OPTIONS

                 The Administrator may at any time authorize the granting of options under the Plan to any eligible employee. The options may be (a) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) options that are non-qualified with respect to any provision of the Code and which will not be treated as incentive stock options. The Administrator shall determine the date of grant, the number of Shares, the exercise price, and the other terms and conditions of each option granted under the Plan.

                 6.       TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS

                 Stock options granted to eligible employees under the Plan shall be evidenced by Stock Option Agreements and/or such other documents adopted by the Administrator from time to time (collectively, the "Stock Option Agreements"). Each Stock Option Agreement shall be subject to the following terms and conditions:

                 (a) Medium of Payment. The exercise price of any option shall be payable in cash (or by check, bank draft, or money order payable to the order of the Company) or, in the discretion of the Administrator, through delivery of shares of Class B Common Stock





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         with a fair market value equal to all or part of the exercise price, with any remaining balance to be paid in cash, or in any other medium the Administrator may approve.

                 (b) Number of Shares. Each Stock Option Agreement shall state the total number of Shares covered by the option.

                 (c) Option Price. The option price for Shares covered by an incentive stock option shall be not less than 100% of the fair market value of the Shares on the date of grant, except that the option price shall be not less than 110% of the fair market value of the shares on the date of grant with respect to an incentive stock option granted to a participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting of all classes of stock of the Company or a Subsidiary (a "More-than-10% Shareholder"). The option price for Shares covered by a non-qualified stock option may be less than the fair market value of the Shares on the date of grant.

                 (d) Term of Options. Each stock option granted under the Plan shall expire not more than 10 years from the date of grant, except that an incentive stock option granted to a More-than-10% Shareholder shall expire not more than 5 years from the date of grant.

                 (e) Date of Exercise. The Administrator may in its discretion provide that a stock option may not be exercised in whole or in part for any period of time specified by the Administrator. Unless the Administrator so provides, any stock option may be exercised in whole or in part at any time during its term.

                 (f) Acceleration. If any option granted under the Plan is not immediately exercisable in full, the Administrator may in its discretion accelerate the time at which the option may be exercised.

                 (g) Termination of Employment. The Administrator shall determine, in its sole discretion, the period of time following termination of employment during which an employee's stock options shall continue to be exercisable. The Administrator may waive any restriction on the exercisability of any option following termination of employment. Notwithstanding the foregoing, no stock option shall be exercisable following expiration of the term of the option.

                 (h) Employee's Agreement. As a condition to the receipt and exercise of any option, each employee shall enter into such stock restriction agreement as the Administrator or the Company may require. Each employee shall also agree, if counsel for the Company determines it necessary or desirable at the time of the exercise of any stock option for Shares, in order to comply with applicable securities law, to acquire his or her Shares for investment only and without any present intention to resell them, and to dispose of such Shares only in compliance with applicable securities laws and





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         regulations.  At the request of the Company, each employee will execute and deliver to the Company a written agreement to that effect. In addition, in the event that an employee desires to dispose of Shares issued pursuant to options, such participant shall, at the Company's request, provide the Company with a written opinion of counsel reasonably satisfactory to the Company to the effect that any such disposition of Shares is in compliance with applicable securities laws and regulations.

                 (i) Certain Tandem Options Prohibited. An incentive stock option may not be granted in tandem with a non-qualified option in such a manner that the exercise of one affects a participant's right to exercise the other.

                 (j) Delivery of Stock Certificates. All stock certificates shall be issued as soon as practicable after the full payment of the exercise price. Each stock certificate shall bear a legend describing the applicable restrictions on transferability.

                 (k) Other Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions as the Administrator deems advisable, including a provision under which the Company may agree to acquire stock options from participants for a cash payment.

                 7.       RECAPITALIZATION.

                 The aggregate number of Shares available for the granting of stock options under the Plan, as set forth in paragraph 4, the number and type of Shares covered by each outstanding stock option and the exercise price of each stock option shall be proportionately adjusted for any modification or increase or decrease in the number of issued shares of Class B Common Stock of the Company resulting from a division or consolidation of shares, any other capital adjustment, or any other increase or decrease in the number of outstanding shares effected without receipt of consideration by the Company. Any fractional shares resulting from any such adjustment shall be eliminated. No adjustment to the exercise price of any stock option under the Plan may reduce the exercise price to an amount less than the par value of the Shares covered by the option.

                 If the Company is the surviving or resulting corporation in any merger or consolidation, any outstanding option granted under the Plan shall apply to those securities to which a holder of the number of shares of Class B Common Stock subject to the stock option would have been entitled under the merger or consolidation. If the Company is not the surviving or resulting corporation in any merger or consolidation, the surviving or resulting corporation shall tender stock options to purchase its shares on terms and conditions that substantially preserve the rights and benefits of any stock option outstanding under the Plan at the time of the merger or consolidation.





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                 The term "Class B Common Stock" as used in the Plan shall
include the shares resulting from any change in the Company's Class B Common Stock limited to a change in its designation to "capital stock" or other similar designation, a change in the par value of the Class B Common Stock, or a change from par value to no par value, in each case without any increase in the number of issued shares. The Administrator shall notify all shareholders of any such adjustments.

                 8. GRANTS IN SUBSTITUTION FOR OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED BY OTHER CORPORATIONS.

                 Stock options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or Subsidiary, or the acquisition by the Company or Subsidiary of the assets or stock of the employing corporation. The terms and conditions of any substitute options so granted may vary from the terms and conditions set forth in paragraph 6 of this Plan to the extent that the Administrator deems appropriate at the time of grant to conform the substitute options to the provisions of the options for which they are substituted.

                 9.       TERM AND EFFECTIVENESS OF PLAN

                 The Plan as amended and restated herein shall become effective on the date it receives approval of the stockholders as provided in the Company's Charter. When so approved, the Plan as amended and restated shall be deemed to have been in effect from the date of its adoption by the Board of Directors, provided, however, that the provisions of this amendment and restatement shall apply to options granted prior to this amendment and restatement, but only to the extent that such provisions do not result in a material modification of any prior outstanding option which would cause such option to no longer qualify as an incentive stock option. Before the amended and restated Plan receives stockholder approval, the Administrator may grant stock options under the amended and restated Plan but any such stock options shall be void if the amendment and restatement of the Plan is not subsequently approved by the stockholders. No stock option shall be granted under the Plan after 10 years from the date the Plan as amended and restated herein was approved by the Board of Directors. However, the Board of Directors reserves the right to terminate the Plan at any time prior to the expiration of such 10-year period.

                 10.      AMENDMENTS

               The Board of Directors may at any time alter, amend, suspend, or discontinue the Plan. To the extent required to comply with Section 422 of the Code, the Board of Directors may not, however, without stockholder approval, alter the provisions of the Plan so as to (i) increase the number of securities that may be issued under the Plan or (ii) modify the requirements as to eligibility for participation in the Plan.





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                 11.      APPLICATION OF FUNDS

               The proceeds received by the Company from the sale of Class B Common Stock to participants under the Plan will be used for general corporate purposes.

                 12.      NO OBLIGATION TO EXERCISE

               Participants shall have no obligation to exercise any stock option granted to them under the Plan.

                 13.      CERTAIN TAX MATTERS

                 (a) Notification of Certain Events. The Stock Option Agreements used under the Plan shall require the holder of an option to notify the Company within 10 days of the occurrence of either of the following events:

                          (i) the making of an election under Section 83(b) of the Code to include in gross income in the year of transfer the amount specified in Section 83(b); or

                          (ii) the disposition of any stock issued on the exercise of an incentive stock option within 2 years of the granting of the incentive stock option or one year of its exercise.

                 (b) Withholding. Whenever under the Plan the exercise of a stock option will result in the recognition of taxable income by an employee, the Company shall be entitled to require as a condition of delivery of Shares that the employee remit to the Company an amount sufficient to satisfy all federal, state, and other withholding tax requirements related to the income recognized by the employee. If an employee makes a disqualifying disposition of stock acquired on the exercise of an incentive stock option as described in paragraph
         (a)(ii), the employee shall remit to the Company an amount sufficient to satisfy all federal, state, and other withholding tax requirements related to the income realized by the employee on the disqualifying disposition. In any case under this subparagraph (b) where withholding by the Company is required, the Company shall have the right to withhold any such amounts from compensation or Shares otherwise due to the employee.

                 14.      EXCHANGE ACT:  RULE 16b-3

                 (a) General. The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act") from and after the date on which the Company first registers a class of equity securities under Section 12 of the Exchange Act (the "Registration Date"). From and after the Registration Date, any provision inconsistent with Rule 16b-3 (as in effect on the Registration Date) shall, to the





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         extent permitted by law and determined to be advisable by the
         Administrator (constituted in accordance with Section 14(b) hereof), be inoperative and void. In addition, from and after the Registration Date, the provisions set forth in this Section 14 shall apply.

                 (b) Stock Option Committee. From and after the Registration Date, the Administrator of the Plan shall be a committee appointed by the Board of Directors consisting of not fewer than two members of the Board of Directors, neither of whom, during the period of service on such committee and the year prior to service on such committee, shall have been granted an Option under the Plan or been granted or awarded an option or other security under any plan of the Company other than as permitted under Rule 16b-3(c)(2)(i) and each of whom shall qualify (at the time of appointment to such committee and during all periods of service on such committee) in all respects as a "disinterested person" as defined in Rule 16b-3.

                 (c) Additional Restriction on Transfer of Stock. From and after the Registration Date, no director, officer or other "insider" of the Company subject to Section 16 of the Exchange Act shall be permitted to sell shares (which such "insider" had received upon exercise of an option) during the six months immediately following the grant of such option.

                 (d) Additional Requirement of Stockholders' Approval. From and after the Registration Date, unless the Board of Directors determines otherwise, no amendment of the Plan shall, without approval by a majority of the votes cast at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Company, materially increase the benefits accruing under the Plan to "insiders" as described in Section 16 of the Exchange Act or take any other action that would require the approval of such stockholders pursuant to Rule 16b-3.

                 15.      MISCELLANEOUS PROVISIONS

                 (a) No Assignment or Alienation of Benefits. Except as the Administrator may expressly allow in any Stock Option Agreement, no stock option granted under the Plan shall be assignable or transferable except by will or by the laws of descent and distribution, and any attempted alienation, assignment, or attachment of benefits under the Plan shall be void. During a participant's lifetime, any stock option shall be exercisable only by the participant. No benefit provided to participants under the Plan shall be subject to alienation or assignment or to attachment or other legal process. Stock certificates and cash payments shall be delivered only to the participants entitled to receive them or to their authorized legal representatives.





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                 (b)      No Employment Right.  Neither the provisions of this
         Plan nor any action taken under the Plan shall be construed as giving the participants any right to be retained as an officer or employee of the Company or any of its Subsidiaries.

                 (c) Fractional Shares. Any fractional shares resulting from the exercise of stock options under the Plan shall be eliminated at the time of exercise by rounding down for fractions of less than 1/2 and rounding up for fractions equal to or greater than 1/2. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

                 (d) Rights as a Stockholder. A participant shall have no rights as a stockholder with respect to shares covered by his or her stock options until the date of issuance of the Shares to the participant and the payment by the participant to the Company of the full purchase price for the Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of issuance of the Shares.

                 (e) Governing Law. All matters relating to the Plan or to stock options granted under the Plan shall be governed by the laws of the State of Maryland, without regard to the principals of conflict of laws adopted by any Maryland courts.

                 (f) Fair Market Value. If the Shares are traded on a national securities exchange, the fair market value of the Shares shall be the closing price of the Shares as of the date on which the fair market value is determined. If the Shares are traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, the fair market value of the Shares shall be the last reported sale price for the Shares on the date the fair market value is determined. If Shares are not traded on an exchange or NASDAQ for such day, then the price of the Shares as reported on the next succeeding business day for which a sales price for the Shares is reported shall be deemed to be the fair market value of the Shares. If the Shares are not traded on a national securities exchange or NASDAQ, then the fair market value of the Shares shall be determined in good faith by the Board of Directors.





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